UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2017

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-14710	52-2154066
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

XOMA Corporation

2910 Seventh Street

Berkeley, CA 94710

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 204-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2017, XOMA Corporation (“XOMA” or the “Company”) entered into a Subscription Agreement with Biotechnology Value Fund, L.P. (“BVF”), an existing stockholder of the Company, and certain entities affiliated with BVF (the “Subscription Agreement”). Pursuant to the Subscription Agreement, the Company agreed to issue directly to BVF in a registered direct offering (the “Offering”) 1,200,000 shares of the Company’s common stock, $0.0075 par value per share, and 5,003 shares of the Company’s Series X Preferred Stock, $0.05 par value per share.

The offering price of the shares of common stock is $4.03 per share (the closing price of XOMA common stock on February 10, 2017, as reported on the NASDAQ Global Market).

Each share of Series X Preferred Stock will have a stated value of $4,030 per share and will be convertible into 1,000 shares of registered common stock based on a conversion price of $4.03 per share of common stock. The total number of shares of common stock issued upon conversion of all issued Series X Preferred Stock will be 5,003,000 shares. Each share will be convertible at the option of the holder at any time, provided that the holder will be prohibited from converting into common stock if, as a result of such conversion, the holder, together with its affiliates, would beneficially own a number of shares above a conversion blocker, which is initially set at 19.99% of the total common stock then issued and outstanding immediately following the conversion of such shares. In the event of the Company’s liquidation, dissolution or winding up, holders of Series X Preferred Stock will participate pari passu with any distribution of proceeds to holders of common stock. Holders of Series X Preferred Stock are entitled to receive dividends on shares of Series X Preferred Stock equal (on an as if converted to common stock basis) to and in the same form as dividends actually paid on the Company’s common stock or other junior securities. Shares of Series X Preferred Stock will generally have no voting rights, except as required by law and except that the consent of the holders of the outstanding Series X Preferred Stock will be required to amend the terms of the Series X Preferred Stock and to approve certain corporate actions.

The net proceeds from the Offering, after deducting estimated offering expenses, are expected to be approximately $24.9 million. No underwriter or placement agent participated in the Offering. The above description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K which is incorporated herein by reference.

The Offering was made pursuant to the Company’s shelf registration statement previously filed with the Securities and Exchange Commission (the “SEC”), which the SEC declared effective on February 13, 2015 (File No. 333-201882), as supplemented by the prospectus supplement filed with the SEC on February 13, 2017.

The Company closed the Offering on February 16, 2017. Immediately following the closing of the Offering, the Company had a total of 7,520,822 shares of common stock issued and outstanding, excluding shares of common stock underlying the Series X Preferred Stock.

The Company plans to use the net proceeds from the Offering to prepay certain outstanding indebtedness, fund the clinical development of XOMA 358, fund additional preclinical and regulatory activities for other product candidates, and for other general corporate purposes.

A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the common stock and Series X Preferred Stock in the Offering is filed herewith as Exhibit 5.1.

Item 3.03 Material Modification to Rights of Security Holders.

On February 14, 2017, the Company, in connection with the registered direct offering of its Series X Preferred Stock described above, designated 5,003 shares of its authorized and unissued preferred stock as Series X Preferred Stock and filed a Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware, which is attached hereto as Exhibit 3.1. A summary of the rights, preferences and privileges of the Series X Preferred Stock is included above under “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated by reference herein.

The above description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designation filed as Exhibit 3.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 15, 2017, upon the recommendation of the Nominating and Governance Committee of the Board of Directors of the Company (the “Board”), the Board appointed Matthew Perry to the Company’s Board.

The appointment of Mr. Perry was made by the Company in accordance with the Subscription Agreement described in Item 1.01 above, pursuant to which BVF has the right to nominate a single director for election to the Board so long as BVF continues to beneficially own in excess of 19.9% of the Company’s outstanding common stock (determined on an as-converted basis and without regard to any conversion blockers). Mr. Perry is President of BVF Partners L.P., an entity affiliated with BVF. The description of the Subscription Agreement is qualified in its entirety by reference to the Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Mr. Perry will be compensated for his service on the Board in accordance with the Company’s Director Compensation Policy as described in the Company’s 2016 Proxy Statement filed with the SEC on April 8, 2016.

In connection with his appointment, Mr. Perry will enter into an indemnification agreement with the Company substantially in the form of the Amended and Restated Indemnification Agreement for Non-employee Directors previously approved by the Board, which is filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2006 filed with the SEC on March 8, 2007, and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 14, 2017, the Company filed the Certificate of Designation, a copy of which is attached hereto as Exhibit 3.1. The Certificate of Designation, establishes and designates the Series X Preferred Stock and the rights, preferences and privileges thereof.

The description of the Certificate of Designation contained in Item 1.01 and Item 3.03 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Incorporation by Reference
Number	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date

3.1+	Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock

4.1+	Form of Series X Preferred Stock Certificate

5.1+	Opinion of Cooley LLP

10.1	Subscription Agreement, dated February 10, 2017	424(b)(5)	333-201882	Annex A	February 13, 2017

23.1+	Consent of Cooley LLP (included in Exhibit 5.1)

+	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2017	XOMA Corporation

	By:	/s/ Denis J. Quinlan
Denis J. Quinlan

Sr. Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Incorporation by Reference
Number	Exhibit Description	Form	SEC File No.	Exhibit	Filing Date

3.1+	Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock

4.1+	Form of Series X Preferred Stock Certificate

5.1+	Opinion of Cooley LLP

10.1	Subscription Agreement, dated February 10, 2017	424(b)(5)	333-201882	Annex A	February 13, 2017

23.1+	Consent of Cooley LLP (included in Exhibit 5.1)

+	Filed herewith